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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                               October 30, 2001
               Date of Report (Date of earliest event reported)


                           CITIZENS HOLDING COMPANY
          (Exact name of the registrant as specified in its charter)


 MISSISSIPPI                     001-15375                       64-0666512
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


   521 Main Street, Philadelphia, Mississippi                       39350
    (Address of principal executive office)                       (Zip Code)


                                (601) 656-4692
             (Registrant's telephone number, including area code)
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Item 7.   Financial Statement and Exhibits.

               (a)  Exhibits

                    Exhibit 99.1      Press Release dated October 30, 2001

Item 9.  Regulation FD Disclosure.

On October 30, 2001, Citizens Holding Company (the "Company") issued a press release that announced a 3 for 2 stock split payable December 31, 2001 to shareholders of record December 14, 2001. The press release announcing the common stock split is attached as Exhibit 99.1.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS HOLDING COMPANY



BY:  /s/ Steve Webb                             BY:  /s/ Robert T. Smith
    ------------------------                        -------------------------
    Steve Webb                                      Robert T. Smith
    Chairman, President &                           Treasurer (Chief
    Chief Executive Officer                         Financial Officer)


DATE:  October 30, 2001                         DATE:  October 30, 2001
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                                 EXHIBIT INDEX


Exhibit
Number                 Description
------                 -----------

99.1                   Press Release dated October 30, 2001